Cost Method Investments	12 Months Ended
Dec. 31, 2011
Cost Method Investments [Abstract]
Cost Method Investments

13.	COST METHOD INVESTMENTS

On January 4, 2010, the Group, together with several other third parties entered into a share purchase agreement with OpenV China Holdings Company ("OpenV") for a strategic investment in OpenV. According to the share purchase agreement and related transaction arrangements, the Group acquired 11.5% (subject to adjustment based on OpenV's performance) equity interest in Open V for a consideration of $5,000 and obtained a warrant to purchase additional ordinary shares of OpenV, with total exercise price of $4,500 subject to certain conditions. As part of this transaction, the Group also agreed to extend to OpenV a $2,500 interest-free convertible loan, which can be converted to ordinary shares of OpenV, subject to certain conditions. As of December 31, 2010, the warrant was expired without being exercised and the convertible loan was not effected based on OpenV's performance in 2010.

The Group accounted for this long-term investment under the cost method of accounting because the Group does not have significant influence and a controlling interest over OpenV.

In October 2010, the Group was informed that OpenV was under investigation over alleged copyright infringements relating to some of its online video content. Its normal online video services had been suspended since. Based on the foregoing, the Group has doubts on the going concern of OpenV. As a result, the Group wrote off the entire amount of original $5,000 investment in OpenV.